                                                                    Exhibit 10.6

                                                                  EXECUTION COPY


                         SECURITIES PURCHASE AGREEMENT


     This SECURITIES PURCHASE AGREEMENT (the "Agreement"), dated as of May 11,
                                              ---------
2001, is entered into by and among Data Race, Inc., a Texas corporation doing business as IP Axess, with headquarters located at 6509 Windcrest Drive, Suite 120, Plano, Texas 75024 (the "Company"), and the purchasers listed on Schedule 1
                              -------                                 ----------
attached hereto (individually, a "Buyer" and collectively, the "Buyers").
                                  -----                         ------

     WHEREAS:

     A. The Company and the Buyers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 of Regulation D ("Regulation D") as promulgated by the United States Securities
                  ------------
and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended
                              ---
(the "1933 Act"); and
      --------

     B. The Buyers wish to purchase, upon the terms and conditions stated in this Agreement, certain secured convertible promissory notes and common stock purchase warrants to be issued and sold by the Company; and


     NOW THEREFORE, the Company and the Buyers hereby agree as follows:

     1A.  PURCHASE AND SALE OF NOTES AND WARRANTS.
          ---------------------------------------

          (a) Authorization of Securities.  The Company will authorize the
              ---------------------------
issuance and sale of the following:

              (i) The Company's 10% Secured Convertible Promissory Notes (the "Notes") in the aggregate principal amount of $700,000, such Notes to be in
 -----
substantially the form of Exhibit A-1 attached hereto and to be convertible
                          -----------
into shares (the "Conversion Shares"), of the common stock, no par value (the
                  -----------------
"Common Stock"), of the Company as hereinafter provided.  The payment of the
 ------------
Notes shall be secured by a pledge of and security interest in all of the assets of the Company (exclusive of real property) pursuant to the terms of a Pledge and Security Agreement (the "Security Agreement") substantially in the form of
                             ------------------
Exhibit A-2 attached hereto.
-----------

              (ii) The Company's Common Stock Purchase Warrants (the "Warrants") entitling the holders thereof to purchase up to an aggregate of
 --------
1,166,666 shares of the Common Stock (the "Warrant Shares") at a price of
                                           --------------
$0.30 per share. The certificates representing the Warrants shall be in substantially the form of Exhibit B attached hereto.
                          ---------

                                       1
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          (b) Issuance and Sale of Securities.  Subject to the terms and
              -------------------------------
conditions of this Agreement and on the basis of the representations and warranties set forth herein, the Company agrees to issue and sell to each of the Buyers, and each Buyer severally agrees to purchase from the Company, (i) a Note in the principal amount set forth opposite such Buyer's name on Schedule 1 at
                                                                ----------
the purchase price equal to the principal amount thereof, and (ii) a Warrant to purchase the number of Warrant Shares set forth opposite such Buyer's name on
Schedule 1 at the purchase price of $0.001 per Warrant Share covered by such
----------
Warrant.  The aggregate purchase price (the "Purchase Price") to be paid by each
                                             --------------
Buyer for the Note and Warrant to be purchased by such Buyer hereunder is set forth opposite such Buyer's name on Schedule 1.
                                    ----------

          (c)  Closing Date.  The date and time of the Closing (the "Closing
                                                                     -------
Date") shall be 10:00 a.m., Central Time, within three (3) Business Days
----
following the date hereof, subject to notification of satisfaction (or waiver) of the conditions to the Closing set forth in Sections 6 and 7 below (or such other date as is mutually agreed to by the Company and the Buyers). The Closing shall occur on the Closing Date at the location mutually agreed upon by the Buyers and the Company. For purposes of this Agreement, "Business Day" means
                                                         ------------
any day on which the Principal Market is open for business and the Company's Common Stock is able to be purchased or sold through such Principal Market.

          (d) Form of Payment.  On the Closing Date, (i) subject to the
              ---------------
satisfaction (or waiver) of the conditions set forth in Section 7 below, each Buyer shall pay the Purchase Price to the Company, for the Note and the Warrant to be issued and sold to such Buyer at the Closing, by wire transfer of immediately available funds in accordance with the Company's written wire instructions, and (ii) subject to the satisfaction (or waiver) of the conditions set forth in Section 6 below, the Company shall deliver to each Buyer a Note in the principal amount set forth opposite such Buyer's name on Schedule 1 and a
                                                             ----------
Warrant certificate evidencing the right to purchase the number of Warrant Shares set forth opposite such Buyer's name on Schedule 1, in each case duly
                                               ----------
executed on behalf of the Company and registered in the name of such Buyer.

  1B.  TERMS APPLICABLE TO THE NOTES
       -----------------------------

       (a)  Interest. The Company agrees to pay interest on the principal of
            --------
the Notes at the rate of 10% per annum from the date thereof, such interest payable one year from and after the date of the Notes thereof (the "Maturity
                                                                    --------
Date").  Interest on the Notes shall be computed on the basis of the actual
----
number of days elapsed over a year comprised of 365, or when applicable 366, days. Matured and unpaid interest on each Note shall bear interest at the rate of 18% per annum until such Note is fully paid.

       (b)  Optional Conversion. The holder of each Note shall have the right,
            -------------------
at such holder's option, on or at any time before the Maturity Date of such Note (except that if such Note or any portion thereof shall be prepaid in accordance with the provisions hereof, such right shall terminate, with respect to the principal amount of such Note so prepaid, at the close of business on the date of such prepayment, unless default shall occur in compliance with any condition to, or in the performance of any obligation of the Company in connection with, such prepayment) to convert all or any portion of the principal amount of such Note and the interest accrued on such principal

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amount into Conversion Shares on and subject to the terms and conditions hereinafter set forth in this Section 1B.

            (i)  The conversion price (hereinafter called the "Conversion
                                                               ----------
Price") shall be initially $0.30, but shall be adjusted in certain instances
-----
as provided in paragraphs (v) and (vi) of this Section 1B(b).

            (ii) All or any portion of the principal amount of each Note and the interest accrued on such principal amount may be converted into fully paid and nonassessable Conversion Shares at the Conversion Price in effect at the time of the conversion, and the number of Conversion Shares deliverable by the Company upon such conversion shall be the number thereof determined by dividing the amount of such principal and accrued interest being so converted by such Conversion Price.

            (iii) In order to exercise the right of optional conversion under this Section 1B(b), the holder of any Note to be converted in whole or in part shall surrender such Note to the Company, together with a written notice of the election of such holder to convert such Note, including the amount of principal and accrued interest to be converted into Conversion Shares. Such surrender may be made by actual delivery to the Company, or by registered or certified mail (return receipt requested), addressed to the Company at its address for notices hereunder, and if so mailed, shall be deemed made when mailed. If the certificate or certificates for Conversion Shares issuable on such conversion are not to be issued in the name of such holder, such notice shall also state the name or names (with address) in which such certificate or certificates shall be issued. Each conversion shall have been deemed to be effected on the date (hereinafter called the "Conversion Date") (i) which is the date on which the
                         ---------------
Note being converted in whole or in part shall have been surrendered, together with such notice, as aforesaid, or (ii) if such notice shall specify that such conversion is contingent upon the subsequent occurrence of any event, which is the date, if any, on which such event shall occur. The person or persons in whose name or names any certificate or certificates for Conversion Shares shall be issuable on such Conversion Date shall be deemed to have become on such Conversion Date the holder or holders of record of the Conversion Shares represented thereby.

            (iv) As promptly as practicable after the Conversion Date, the Company shall issue and deliver to or upon the written order of the holder of any Note then being converted, in whole or in part, a certificate or certificates for the number of Conversion Shares issuable upon such conversion. No fractional share, or scrip representing a fractional share, of the Common Stock shall be issued upon the conversion of any Note or portion thereof, but in lieu thereof, the holder of such Note shall be entitled to receive from the Company, on account of the fractional Conversion Shares to which such holder would otherwise be entitled on such conversion, payment in cash of the fair value as of the Conversion Date of such fractional share. In case any Note shall be surrendered for conversion of a portion only of the principal amount thereof together with the interest accrued therein, the Company shall execute and deliver to or upon the written order of the holder thereof, a new Note of the same maturity, and so dated and otherwise in such amount and form so that no gain or loss of principal or interest with respect to the unconverted portion of such Note shall result from such execution and delivery. The issuance of certificates for Conversion Shares issuable upon conversion of any Note or portion thereof shall be made without charge to the converting holder for

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any tax in respect thereof, except for any tax which may be payable with respect to any transfer involved in the issue and delivery of any certificate in a name other than that of the holder of the Note or portion thereof being converted.

            (v) In the event the Company shall at any time on or after the date hereof (i) pay a dividend of or make a distribution in shares of the Common Stock to all holders of outstanding shares of the Common Stock, (ii) subdivide outstanding shares of the Common Stock into a larger number of shares, or (iii) combine outstanding shares of the Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to the date (the "record date") for determining the holders of shares of the Common Stock entitled to such dividend or distribution, or affected by such subdivision or combination, shall be adjusted, effective immediately after such record date, to an amount (calculated to the nearest cent) determined by multiplying the Conversion Price in effect immediately prior to such record date by a fraction, the numerator of which is the number of shares of the Common Stock outstanding immediately prior to such record date and the denominator of which is the number of shares of the Common Stock outstanding immediately after such record date after giving effect to such dividend, distribution, subdivision or combination.

            (vi) In the event the Company shall at any time on or after the date hereof issue any Additional Shares of the Common Stock (as defined below), otherwise than by way of dividend, distribution, subdivision or combination referred to in paragraph (b)(v) of this Section 1B, for a consideration per share less than the Conversion Price in effect immediately prior to such issuance, the Conversion Price in effect immediately prior to such issuance shall be reduced, immediately after such issuance, to a Conversion Price (calculated to the nearest cent) equal to such consideration per share. For the purposes of this paragraph:

                 (A)  the term "Additional Shares of the Common Stock" shall
                                -------------------------------------
mean all shares of the Common Stock issued on or after the date hereof other than (x) shares issued upon conversion of the Notes and upon exercise of the Warrants, (y) shares issued upon the conversion or exercise of any convertible securities or warrants of the Company outstanding on the date this Agreement, and (z) such shares, if any, as may be issued pursuant to, or upon the exercise of any option granted under, any stock option plan, restricted stock plan, stock purchase plan or other plan or written agreement for the benefit of the Company's employees, directors, consultants or advisors, which plan or agreement is in effect on the date of this Agreement;

                 (B) in the case of the issuance of Additional Shares of the Common Stock, in determining the consideration received for such shares, no deduction shall be made for any compensation or discount payable by the Company to underwriters or dealers or other expenses incurred by the Company in connection therewith;

                 (C) in case any consideration to be received by the Company shall be deferred payments, the value of such deferred payments shall be discounted, based upon a simple interest calculation, at an interest rate equal to the Prime Rate published in the Money Rates Section of The Wall Street
                                                          ---------------
Journal on the Business Day last preceding the date of the issuance of
-------
Additional Shares of Common Stock;

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

                 (D) in case any consideration received by the Company shall consist of property other than cash, the amount of consideration received on account of such property shall be deemed to be the fair value of such property
(y) as determined by the Board of Directors of the Company and approved by the holders of the Notes, representing at least two-thirds of the number of the Conversion Shares issuable upon the conversion thereof, or (z) as determined by an independent appraiser selected by the Board of Directors of the Company and whose selection shall have been approved by the holders referred to in the next preceding clause (y); and

                 (E) in case the Company shall enter into any agreement or accept any subscription providing for the issuance of any Additional Shares of the Common Stock, or shall issue any options, warrants or rights, whether or not immediately exercisable, entitling the holders thereof to purchase any Additional Shares of the Common Stock or any securities or other instruments convertible into or exchangeable for Additional Shares of the Common Stock, or shall issue any security or other instrument entitling the holder thereof to convert or exchange the same into or for any Additional Shares of the Common Stock (each of the foregoing being hereinafter called an "issuance commitment"),
                                                          -------------------
then such Additional Shares of the Common Stock shall be deemed as of the date on which such issuance commitment arises, to be outstanding and to be issued for a per share consideration determined (after taking into account any consideration received by the Company for such issuance commitment, and to be received by the Company upon the performance or, exercise thereof) on the basis of those assumptions as to the time and extent of performance or exercise of such issuance commitment as will result in the lowest per share consideration, and no further adjustment shall be made upon the actual issuance of any shares, securities or other instruments covered by such issuance commitment; provided, however, that in the event the Conversion Price shall have been reduced as a result of any issuance commitment; then (y) if such issuance commitment or any portion thereof shall lapse or terminate without any performance or exercise having occurred with respect thereto, the Conversion Price shall be forthwith readjusted to such Conversion Price as would have been applicable if such issuance commitment or portion thereof had not arisen and the Additional Shares of the Common Stock previously deemed outstanding with respect thereto shall be forthwith deemed no longer outstanding, and (z) if an increase shall occur in the consideration to be received by the Company upon the performance or exercise of any outstanding issuance commitment or any portion thereof, the Conversion Price shall be forthwith readjusted to such Conversion Price as would have been applicable had any reduction thereof on account of such outstanding issuance commitment or portion thereof been made on the basis that the consideration to be received by the Company upon the performance or exercise thereof had been such increased consideration; and further provided, if a decrease shall occur in the consideration to be received by the Company upon the performance or exercise of any outstanding issuance commitment or any portion thereof, the Conversion Price shall be forthwith adjusted to such Conversion Price as would have been applicable had any adjustment thereof on account of such outstanding issuance commitment or portion thereof been made on the basis that the consideration to be received by the Company upon the performance or exercise thereof had been such decreased consideration.

            (vii)  Except as otherwise provided in paragraph (b)of this
Section 1B, the Conversion Price, as at any time in effect, shall not be increased by reason of any subsequent transaction or event.

            (viii) In the event of any adjustment in the Conversion Price, the Company shall promptly mail notice, postage prepaid, addressed to each holder of outstanding Notes, at such holder's address for notices hereunder, describing such adjustment and the basis and method of computing the same. The Company shall, at least 20 days prior to the date on which any readjustment of the Conversion Price pursuant to clause (E) of paragraph (b)(vi) of this Section 1B can occur, similarly mail a notice describing such possible readjustment and the basis and method of computing the same.

        (c) Conversion Upon Qualified Financing.

            (i) In the event of the occurrence of a Qualified Financing (as defined below) prior to the Maturity Date, the holder of each Note shall have the right, at such holder's option, to convert all or any portion of the principal amount of such Note and the interest accrued on such principal amount into an aggregate number of securities (the "New Securities") of the Company
                                             --------------
issued in a Qualified Financing determined by dividing the amount of such principal and accrued interest by the per security purchase price paid for the New Securities by the purchasers in the Qualified Financing and with the same restrictions and conditions imposed on the New Securities issued in the Qualified Financing. The term "Qualified Financing" shall mean any
                               -------------------
financing transaction or series of transactions entered into by the Company after the date of this Agreement and prior to the Maturity Date in which the Company issues and sells shares of its capital stock, securities convertible into, or exchangeable or exercisable for, shares of its capital stock or any combination thereof for an aggregate consideration of $5,000,000 or more.

            (ii) At such time as the Company proposes to effect a Qualified Financing, and in any event at least 20 days prior to the closing date of a Qualified Financing, it shall give written notice to such effect to all holders of the Notes, which notice shall describe in reasonable detail the New Securities, the purchase price of the New Securities, and the other terms and conditions upon which the Company proposes to issue and sell the New Securities in such Qualified Financing. In order to exercise the right of conversion pursuant to paragraph (c)(i) of this Section 1B, the holder of any Note to be so converted, in whole or in part, shall, within 15 days after receipt of such notice from the Company, surrender such Note to the Company, together with a written notice of the election of such holder to convert such Note, and specifying in such notice the amount of principal and accrued interest to be converted into the New Securities. Such surrender may be made by actual delivery to the Company, or by registered or certified mail (return receipt requested), addressed to the Company at its address for notices hereunder, and if so mailed, shall be deemed made when mailed. If the certificate or certificates for the New Securities issuable on such conversion are not to be issued in the name of such holder, such notice shall also state the name or names (with address) in which such certificate or certificates shall be issued. Each such conversion shall have been deemed to be effected on the date (hereinafter called the "Qualified
                                                                     ---------
Financing Closing Date") which is the date on which the closing of the
----------------------
Qualified Financing occurs.

            (iii) As promptly as practicable after the Qualified Financing Closing Date, the Company shall issue and deliver to or upon the written order of the holder of any Note then being converted, in whole or in part, a certificate or certificates for the number of the New Securities issuable upon such conversion. No fractional share, or scrip representing a fractional share, of the New Securities shall be issued upon the conversion of any Note or portion thereof, but in lieu thereof, the holder of such Note shall be entitled to receive from the Company, on account of the fractional share to which such holder would otherwise be entitled on such conversion, payment in cash of the fair value as of the Qualified Financing Closing Date of such fractional share. In case any Note shall be surrendered for conversion of a portion only of the principal amount thereof and the interest accrued thereon, the Company shall execute and deliver to or upon the written order of the holder thereof, a new Note of the same maturity, and so dated and otherwise in such amount and form so that no gain or loss of principal or interest with respect to the unconverted portion of such Note shall result from such execution and delivery. The issuance of certificates representing the New Securities issuable upon conversion of any Note or portion thereof shall be made without charge to the converting holder for any tax in respect thereof, except for any tax which may be payable with respect to any transfer involved in the issue and delivery of any certificate in a name other than that of the holder of the Note or portion thereof being converted.

            (iv) In the event any portion of the consideration to be paid for the New Securities issued and sold in the Qualified Financing shall not be cash, then the value of such non-cash consideration shall be determined in the manner provided in paragraph (b)(vi) of this Section 1B, and the per security price to be paid for the New Securities in the Qualified Financing shall be calculated based upon the amount of the cash and of the value of such non-cash consideration paid to the Company by the purchasers in such Qualified Financing.

       (d)  Permitted Prepayment of Notes.
            -----------------------------

            (i) Subject to the provisions of paragraph (e) of this Section 1B and the other provisions contained herein, upon previous written consent of the holders of the Notes holding at least two-thirds of the aggregate principal amount outstanding under the Notes (a "Supermajority of Holders"), the Company may elect at any time or from time to time after a Qualified Financing (but only if at the time of such election and at the time of such prepayment, after giving effect thereto, no Event of Default (as defined below), and no event which with the lapse of time or with notice and lapse of time would constitute an Event of Default, has occurred and is continuing) to prepay, subject to compliance with the requirements hereinafter provided, the entire aggregate outstanding principal under the Notes, on a designated date ("prepayment date") not more
                                                  ---------------
than 75 days after such election, by payment of an amount ("prepayment price")
                                                            ----------------
equal to the aggregate principal amount of the Notes plus accrued interest on such principal amount to the prepayment date.

            (ii) Notice of the Company's desire to prepay the Notes shall be given by the Company by registered or certified mail (return receipt requested), addressed to each holder of a Note at such holder's address for notice hereunder, which notice shall be given not less than 45 days prior to the proposed prepayment date. If within 15 days of the delivery of such notice to the holders, the Company has not received written consent from a Supermajority of Holders to the proposed prepayment, the Company shall not be permitted to prepay the Notes. If the consent to prepayment by a Supermajority of Holders is obtained by the Company, then, at least 10 days prior to the prepayment date, the Company shall deliver to each holder of a Note the outstanding principal amount of such Note or mail to each such holder by registered or certified mail (return receipt requested), addressed to such holder at such holder's address for notices hereunder, in trust for the purposes of such prepayment, a certified or cashier's check in the amount of the prepayment price with respect to such principal amount; provided, however, that no such delivery or mailing shall be required with respect to such principal amount which, prior to the time of such delivery or mailing, shall have been converted into Conversion Shares; and further provided, that to the extent, if any, that such delivery or mailing is made with respect to the principal amount of a Note and the interest accrued thereon which on or prior to the prepayment date shall be converted by the holder thereof into Conversion Shares, items received by such holder with respect to the prepayment of such portion shall be promptly returned by such holder to the Company at its address for notices hereunder. Upon compliance with the foregoing requirements, the principal amount and the interest accrued thereon of Notes shall on the prepayment date, whether or not such Notes shall have been surrendered to the Company, be no longer deemed outstanding for any purpose and all rights with respect to such principal amount shall immediately after the prepayment date cease and terminate, except the right of the holders of the Notes as to which such prepayment is made to receive and retain the items required to be delivered or mailed to them in connection with such prepayment.

            (iii)  No election made by the Company pursuant to this paragraph
(d) of Section 1B to prepay the principal of any Note, and no notice or delivery or mailing of items by the Company in connection with such election, shall in any respect impair the right of the holder of such Note to convert, on or before the prepayment date, all or any part of such Note into Conversion Shares. Any conversion rights of the holders of any Note as to any principal amount thereof and accrued interest thereon prepaid pursuant to paragraph (b) of this Section 1B shall terminate immediately after the prepayment date.

            (iv)  [omitted]

            (v) Except under and in compliance with the requirements of this paragraph (d) of Section 1B, the Company shall not be entitled, without the consent of a Supermajority of Holders, to prepay or redeem all or any part of the principal of such Note prior to the expressed maturity date of such Note.

       (e)  Pro Rata Payment.  All payments (including prepayments) by the
            ----------------
Company of principal of any Notes and the interest accrued thereon shall be made to the holders of all outstanding Notes, pro rata according to the unpaid principal amount of such Notes held by them.

       (f)  Acceleration of Maturity.  The outstanding principal amount of the
            ------------------------
Notes and all interest accrued thereon shall, at the option of a Supermajority of Holders, mature and become immediately due and payable upon (i) the acquisition of the Company by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation, but excluding any merger effected exclusively for the purpose of changing the domicile of the Company), unless
                                                                      ------
the Company's shareholders of record constituted immediately prior to such transaction or series of related transactions will, immediately after such transaction or series of related transactions (by virtue of securities issued as consideration for the Company's acquisition) hold at least a majority of the voting power of the surviving or acquiring entity; (ii) the sale of all or substantially all of the assets of the Company; or (iii) the occurrence of a Qualified Financing..

       (g)  Defaults.
            --------

            (i) The term "Event of Default" shall mean any one of the
                          ----------------
following events:

                (A) the Company shall be in default in the payment of principal of any Note when due and payable;

                (B) the Company shall be in default in the payment of interest on any Note when due and payable;

                (C) any representation and warranty of the Company under this Agreement is or shall be incorrect in any material respect;

                (D) the Company shall be in default in the performance or observance of any other covenant or agreement on its part contained in the Note, this Agreement, or the Security Agreement and such default shall continue unremedied for 10 days after notice thereof shall have been given to the Company by the holder of any Note;

                (E) any default or event of default shall occur under the terms applicable to any indebtedness for borrowed money (other than under the Notes) in the amount of at least $50,000 of the Company or any of its Subsidiaries (as defined below), or under the terms applicable to any other monetary obligation in the amount of at least $50,000 of the Company or any of such Subsidiaries (except any obligation which at the time is being contested in good faith by appropriate proceedings and with respect to which the Company or any of such Subsidiaries shall have set aside on its books adequate reserves), and such default or event of default shall consist of the failure to pay such indebtedness or obligation at the maturity thereof (subject to any applicable grace period) or shall have continued unremedied for a period of time sufficient to permit acceleration of the maturity of such indebtedness or obligation;

                (F) the Company or any Subsidiary thereof shall enter into an assignment for the benefit of creditors, or admit in writing its inability to pay its debts as they mature, or apply for, consent to or acquiesce in, the appointment of a trustee or receiver for the Company or such Subsidiary or for a significant part of its property, or in the absence of such application, consent or acquiescence, a trustee or receiver shall be appointed for the Company or such Subsidiary or for a significant part of its property and shall not be discharged within a period of 30 days, or any bankruptcy, reorganization, debt arrangement or other proceeding under any bankruptcy or insolvency law, or any dissolution or liquidation proceeding (other than the voluntary dissolution of a Subsidiary), shall be instituted by or against the Company or any of its Subsidiaries thereof and if instituted by it, shall be consented to or acquiesced in by it or shall not be dismissed within a period of 30 days; or

                (G) the inclusion of the Common Stock for trading on either the NASDAQ National Market or the NASDAQ SmallCap Market shall have been suspended for a period of 10 Business Days or shall have been terminated.

                     (ii) If any Event of Default shall occur and be continuing,a Supermajority of Holders may, upon five days' prior notice, declare the outstanding principal amount of all Notes to be due and payable, whereupon the full unpaid principal amount of all Notes and all unpaid accrued interest thereon shall be and become immediately due and payable.

                (h)  Replacement. Upon receipt of evidence satisfactory to the
                     -----------
Company of the loss, theft, destruction or mutilation of any Note, the Company will issue a new Note of like tenor in lieu of the lost, stolen, destroyed or mutilated Note; provided, however, that in case of any such loss, theft or destruction, there shall be furnished to the Company, if requested by it, a bond or indemnity satisfactory to it, and in case of any such mutilation, the mutilated Note shall be surrendered to the Company.

                (i)  Cancellation of Notes Converted. Any principal amount of
                     -------------------------------
Notes converted into Conversion Shares or New Securities shall be cancelled and shall not be reissued or sold.

     2.   BUYER'S REPRESENTATIONS AND WARRANTIES.
          --------------------------------------

          Each Buyer represents and warrants with respect to only itself that:

          (a) Investment Purpose.  Such Buyer is acquiring the Notes and
              ------------------
Warrants (the Notes, the Conversion Shares, the Warrants and the Warrant Shares may also be referred to herein as the "Securities"), for its own account for
                                       ----------
investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the 1933 Act; provided, however, that by making the representations herein, such Buyer does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act.

          (b) Accredited Investor Status.  Such Buyer is an "accredited
              --------------------------                     ----------
investor" as that term is defined in Rule 501 of Regulation D.
--------

          (c) Reliance on Exemptions.  Such Buyer understands that the
              ----------------------
Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire such Securities.

          (d) Information.  Such Buyer and its advisors, if any, have been
              -----------
furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by such Buyer. Such Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by such Buyer or its advisors, if any, or its representatives shall modify, amend or affect such Buyer's right to rely on the Company's representations and warranties contained in Section 3 below. Such Buyer understands that its investment in the Securities involves a high degree of risk. Such Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities. Such Buyer understands that only officers of the Company are authorized to provide information on behalf of the Company and that no other person is authorized to provide information on the Company's behalf. Such Buyer acknowledges that it has reviewed the SEC Documents (as defined below) and information set forth under the heading "Risk Factors" in the Company's registration statement on Form S-3 (No. 333-57166) as filed with the SEC on March 16, 2001.

          (e) No Governmental Review.  Such Buyer understands that no United
              ----------------------
States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

          (f) Transfer or Resale.  Such Buyer understands that except as
              ------------------
provided in the Registration Rights Agreement: (i) the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) such Buyer shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) such Buyer provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 promulgated under the 1933 Act, as amended, (or a successor rule thereto) ("Rule 144"); (ii) any sale of
                                                 --------
the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144, and further, and (iii) if Buyer intends to utilize Rule 144 but Rule 144 is not applicable to such resale, any resale of the Securities under circumstances in which the Buyer (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933
Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder.

          (g) Legends.  Such Buyer understands that the certificates or other
              -------
instruments representing the Notes, Conversion Shares, Warrants, and Warrant Shares, except as set forth below, shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (1) IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR APPLICABLE STATE SECURITIES LAWS, OR (2) IN THE ABSENCE OF AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER THE 1933 ACT OR (3) UNLESS

     SOLD, TRANSFERRED OR ASSIGNED PURSUANT TO RULE 144 UNDER SAID ACT.

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Securities upon which it is stamped, if, unless otherwise required by state securities laws, (i) such Securities are registered and sold under the 1933 Act, (ii) in connection with a sale transaction, such holder provides the Company with an opinion of counsel, in a generally acceptable form, to the effect that a public sale, assignment or transfer of the Securities may be made without registration under the 1933 Act, or (iii) such holder provides the Company with reasonable assurances that the Securities can be sold pursuant to Rule 144 without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold.

          (h) Validity; Enforcement.  This Agreement has been duly and validly
              ---------------------
authorized, executed and delivered on behalf of such Buyer and is a valid and binding agreement of such Buyer enforceable against such Buyer in accordance with its terms, subject as to enforceability to general principles of equity and to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

          (i) Such Buyer is a resident of that country and state specified in its address on Schedule 1.
               ----------

          (j) No Broker-Dealer Affiliation.  Such Buyer is not an affiliate (as
              ----------------------------
that term is defined in Rule 144(a) promulgated under the 1933 Act) of a broker-dealer registered with the SEC.

          (k) Short Sales.  No Buyer shall have as of the Closing Date, and no
              -----------
Buyer shall have had during the 10 Business Days prior to the Closing Date, any net short position, put option or other similar exchange-traded instrument with respect to the Company's Common Stock.

     3.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.
          ---------------------------------------------

          The Company represents and warrants to each of the Buyers that:

          (a) Organization and Qualification.  Except as set forth in Schedule
              ------------------------------
3(a), the Company and its "Subsidiaries" (which for purposes of this Agreement
                           ------------
means any entity in which the Company, directly or indirectly, owns a controlling position of capital stock or holds a controlling position of an equity or similar interest) are corporations duly organized and validly existing in good standing under the laws of the jurisdiction in which they are incorporated, and have the requisite corporate power and authorization to own their properties and to carry on their business as now being conducted. Each of the Company and its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. As used in this Agreement, "Material Adverse Effect" means any material adverse
                         -----------------------
effect on the business, properties, assets, operations, results of operations or financial condition of the Company and its Subsidiaries, if any, taken together as a whole, or on the transactions contemplated hereby or by the agreements and instruments to be entered into in connection herewith, or on the authority or ability of the Company to perform its obligations under the Transaction Documents (as defined below).

          (b) Authorization; Enforcement; Validity.  (i) The Company has the
              ------------------------------------
requisite corporate power and authority to enter into and perform this Agreement, the Registration Rights Agreement, the Transfer Agent Instructions (as defined in Section 5), the Notes, the Warrants and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement (collectively, the "Transaction
                                                                -----------
Documents"), and to issue the Securities in accordance with the terms hereof and
---------
thereof, (ii) the execution and delivery of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby, including without limitation the issuance of the Notes and the Warrants and the reservation for issuance and the issuance of the Conversion Shares issuable upon conversion of the Notes and of the Warrant Shares issuable upon exercise of the Warrants, have been duly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders, (iii) the Transaction Documents have been duly executed and delivered by the Company, and (iv) the Transaction Documents constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies.

          (c) Issuance of Securities.  Upon issuance and delivery to each of the
              ----------------------
Buyers of Notes in the principal amount set forth opposite such Buyer's name on

Schedule 1 against payment of the purchase price therefor pursuant to this
----------
Agreement, such Notes will be free from all taxes, liens and charges with respect to the issuance thereof. Upon issuance and delivery to each of the Buyers of the Warrants entitling them to purchase the number of Warrant Shares set forth opposite such Buyer's name on Schedule 1 against payment of the
                                        ----------
purchase price therefor pursuant to this Agreement, such Warrants will be free from all taxes, liens and charges with respect to the issuance thereof. The Notes and the Warrants are duly authorized and, upon issuance in accordance with the terms hereof, shall be (i) validly issued, fully paid and non-assessable and
(ii) free from all taxes, liens and charges with respect to the issue thereof. An aggregate of 4,000,000 shares of the Common Stock have been duly authorized and reserved for issuance upon conversion of the Notes and exercise of the Warrants. Upon conversion of the Notes in accordance with the terms thereof, each of the Conversion Shares, and upon exercise of the Warrants in accordance with the terms thereof, each of the Warrant Shares, will be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. The issuance by the Company of the Securities is exempt from registration under the 1933 Act and applicable state securities laws.

          (d) No Conflicts.  The execution, delivery and performance of the
              ------------
Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the Company's issuance of the Notes and the Warrants and the reservation for issuance and issuance of the Conversion Shares and the Warrant Shares) will not
(i) result in a violation of the Company's Articles of Incorporation, as amended and as in effect on the date hereof (the "Articles of Incorporation"),
                                                  -------------------------
or the Company's By-laws, as amended and as in effect on the date hereof (the "By-laws"), or (ii) conflict with, or constitute a default (or an event which
 -------
with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of the Principal Market (as defined below)) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected; provided that the issuance of the Notes and the Warrants will result in typical anti-dilution adjustments to outstanding warrants. Neither the Company nor any of its Subsidiaries is in violation of any term of or in default under its Articles of Incorporation, or By-laws or their organizational charter or by-laws, respectively. Neither the Company nor any of its Subsidiaries is in violation of any term of or in default under any contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or any of its Subsidiaries, except for possible conflicts, defaults, terminations, amendments which would not reasonably be expected to have a Material Adverse Effect. The business of the Company and its Subsidiaries is not being conducted, and shall not be conducted, in violation of any law, ordinance, regulation of any governmental entity, except for possible violations the sanctions for which either individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect. Except as specifically contemplated by the Transaction Documents and as required under the 1933 Act, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company is required to obtain prior to Closing pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing. Except as set forth in Schedule 3(d), the Company is not in violation of the listing requirements of the Principal Market.

          (e) SEC Documents; Financial Statements.  As of the Closing, the
              -----------------------------------
Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act") (all of the
                                                         --------
foregoing filed since June 30, 1999 and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the "SEC Documents"). As of
                                                        -------------
their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to the Buyers which is not included in the SEC Documents contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading.

          (f) Absence of Certain Changes.  Since December 31, 2000,  there has
              --------------------------
been no material adverse change and no material adverse development in the business, properties, operations, financial condition or results of operations of the Company or its Subsidiaries. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any bankruptcy law nor does the Company or any of its Subsidiaries have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings.

          (g) Absence of Litigation.  Except as set forth in the SEC Documents
              ---------------------
and Schedule 3(g), there is no action, suit, proceeding, inquiry or
    -------------
investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against or materially adversely affecting the Company, the Company's Common Stock or any of the Company's Subsidiaries or any of the Company's or the Company's Subsidiaries' officers or directors in their capacities as such.

          (h)  [Omitted]

          (i)  No Undisclosed Events, Liabilities, Developments or
               ---------------------------------------------------
Circumstances.  Except with respect to the proposed Company press release
-------------
described in Schedule 3(i), a final version of which shall be provided by the Company to the Buyers prior to release thereof, no event, liability, development or circumstance has occurred or exists, or is contemplated to occur, with respect to the Company or its Subsidiaries or their respective business, properties, prospects, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws on a registration statement filed with the SEC relating to an issuance and sale by the Company of shares of the Common Stock and which has not been publicly announced.

          (j) No General Solicitation.  Neither the Company, nor any of its
              -----------------------
affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Securities.

          (k) No Integrated Offering.  Neither the Company, nor any of its
              ----------------------
affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the 1933 Act or cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated, nor will the Company nor any of its Subsidiaries take any action or steps that would require registration of any of the Securities under the 1933 Act or cause the offering of the Securities to be integrated with other offerings.

          (l) Employee Relations.  Neither the Company nor any of its
              ------------------
Subsidiaries is involved in any union labor dispute nor, to the knowledge of the Company or any of its Subsidiaries, is any such dispute threatened.

          (m) Intellectual Property Rights. To the best of their knowledge, the
              ----------------------------
Company and its Subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted. To the best of their knowledge, none of the Company's trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, government authorizations, trade secrets or other intellectual property rights necessary to conduct its business have expired or terminated, or are expected to expire or terminate within two years from the date of this Agreement. The Company and its Subsidiaries do not have any knowledge of any infringement by the Company or its Subsidiaries of trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret or other similar rights of others, or of any such development of similar or identical trade secrets or technical information by others and the Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties.

          (n) Environmental Laws.  The Company and its Subsidiaries (i) are in
              ------------------
compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or
               ------------------
other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval; except for, in each of the foregoing cases, to the extent that the failure to so comply would not reasonably be expected to have a Material Adverse Effect.

          (o) Title.  The Company and its Subsidiaries have good and marketable
              -----
title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in the SEC Documents or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and any of its Subsidiaries. Any real property and facilities held under lease by the Company and any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.

          (p) Insurance.  The Company and each of its Subsidiaries are insured
              ---------
by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged and the Company does not have any reason to believe it will not be able to renew its existing insurance coverage under substantially similar terms for the next two (2) years.

          (q) Regulatory Permits.  The Company and its Subsidiaries possess all
              ------------------
certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses (except where the failure to so comply would not reasonably be expected to have a Material Adverse Effect), and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

          (r) Tax Status.  The Company and each of its Subsidiaries has made or
              ----------
filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

          (s) Transactions With Affiliates.  Except as set forth in the SEC
              ----------------------------
Documents filed at least ten days prior to the date hereof, and except for transactions which are entered into on arm's length terms pursuant to which the Company makes payments in the ordinary course of business upon terms no less favorable than the Company could obtain from third parties unaffiliated with the Company, and except for grants and payments pursuant to employee benefit plans approved by the Company's board of directors, none of the officers, directors, or employees or controlling shareholders of the Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

          (t) Eligibility.  The Company is currently eligible to register the
              -----------
resale of the Conversion Shares and the Warrant Shares on a registration statement on Form S-3 under the 1933 Act.

     4.   COVENANTS.
          ---------

          (a) Best Efforts.  Each party shall use its best efforts timely to
              ------------
satisfy each of the conditions to be satisfied by it as provided in Sections 6 and 7 of this Agreement.

          (b) Form D and Blue Sky.  The Company agrees to file a Form D with
              -------------------
respect to the Securities as required under Regulation D and to provide a copy thereof to each Buyer promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Securities for sale to the Buyers at the Closing pursuant to this Agreement under applicable securities or "Blue Sky" laws of the states of the United
                                --------
States, and shall provide evidence of any such action so taken to the Buyers on or prior to the Closing Date. The Company shall make all filings and reports relating to the offer and sale of the Securities required under applicable securities or "Blue Sky" laws of the states of the United States following the
               --------
Closing Date.

          (c) Reporting Status.  Until the earlier of (i) the date which is one
              ----------------
year after the date as of which the Investors (as that term is defined in the Registration Rights Agreement) may sell all of the Conversion Shares and the Warrant Shares without restriction pursuant to Rule 144(k) promulgated under the 1933 Act (or successor thereto), or (ii) the date on which the Investors shall have sold all the Conversion Shares and Warrant Shares (the "Registration
                                                             ------------
Period"), the Company shall file all reports required to be filed with the SEC
------
pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would otherwise permit such termination.

          (d)  [Omitted]

          (e) Right of First Refusal.  Subject to the exceptions described
              ----------------------
below, the Company and its Subsidiaries shall not negotiate or contract with any party for any equity financing (including any debt financing with an equity component) or issue any equity securities of the Company or any Subsidiary or securities convertible or exchangeable into or for equity securities of the Company or any Subsidiary (including debt securities with an equity component) in any form ("Future Offerings") during the period beginning on the date hereof
              ----------------
and ending on, and including, the date which is 180 days after the Closing Date, unless it shall have first delivered to each Buyer or a designee appointed by such Buyer written notice (the "Future Offering Notice") describing the proposed
                                ----------------------
Future Offering, including the terms and conditions thereof, and providing each Buyer an option to purchase up to its Aggregate Percentage (as defined below) of the securities to be issued in such Future Offering, as of the date of delivery of the Future Offering Notice, in the Future Offering (the limitations referred to in this sentence are referred to as the "Capital Raising Limitations"). For
                                            ---------------------------
purposes of this Section 4(e), "Aggregate Percentage" at any time with respect
                                --------------------
to any Buyer shall mean the percentage obtained by dividing (i) the aggregate number of the shares of the Common Stock (determined on a fully-converted basis with respect to the Conversion Shares and on a fully-exercised basis with respect to the Warrant Shares) (the "Common Shares") initially issued at the
                                     -------------
Closing to such Buyer by (ii) the aggregate number of the Common Shares initially issued to all of the Buyers at the Closing. A Buyer can exercise its option to participate in a Future Offering by delivering written notice thereof to participate to the Company within five (5) Business

Days after receipt of a Future Offering Notice, which notice shall state the quantity of securities being offered in the Future Offering that such Buyer will purchase, up to its Aggregate Percentage, and that number of securities it is willing to purchase in excess of its Aggregate Percentage. In the event that one or more Buyers fail to elect to purchase up to each such Buyer's Aggregate Percentage, then each Buyer which has indicated that it is willing to purchase a number of securities in such Future Offering in excess of its Aggregate Percentage shall be entitled to purchase its pro rata portion (determined in the same manner as described in the preceding sentence) of the securities in the Future Offering which one or more of the Buyers have not elected to purchase. In the event the Buyers fail to elect to fully participate in the Future Offering within the period described in this Section 4(e), the Company shall have 90 days thereafter to sell the securities of the Future Offering that the Buyers did not elect to purchase, upon terms and conditions, no more favorable to the purchasers thereof than specified in the Future Offering Notice. In the event the Company has not sold such securities of the Future Offering within such 90-day period, the Company shall not thereafter issue or sell such securities without first offering such securities to the Buyers in the manner provided in this Section 4(e). The Capital Raising Limitations shall not apply to (i) a loan from a commercial bank which has only an incidental equity feature or any equity line or similar transaction from any financial institution, (ii) any transaction involving the Company's issuances of securities (A) as consideration in a merger or consolidation, (B) in connection with a strategic partnership or joint venture (the primary purpose of which is not to raise equity capital), or (C) as consideration for the acquisition of a business, product, license or other assets by the Company, (iii) the issuance of Common Stock in a firm commitment, underwritten public offering, (iv) the issuance of securities upon exercise or conversion of the Company's options, warrants or other convertible securities outstanding as of the date hereof, (v) the grant of additional options or warrants, or the issuance of additional securities, under any Company stock option plan, restricted stock plan, stock purchase plan or other plan or written compensation agreement for the benefit of the Company's employees, directors, consultants or advisors, which plan or agreement is in effect on the date of this Agreement, or (vi) the issuance of securities pursuant to any shareholder rights plan adopted by the Company prior to the Closing ((i) through (vi) collectively, the "Exempt Issuances"). The Buyers shall not be required to
                   ----------------
participate or exercise their right of first refusal with respect to a particular Future Offering in order to exercise their right of first refusal with respect to later Future Offerings.

          (f) Listing.  The Company shall, following the Closing Date and by the
              -------
thirtieth (30th) Business Day following the date hereof, secure the listing of all of the Registrable Securities (as that term is defined in the Registration Rights Agreement) upon each national securities exchange, automated quotation system or bulletin board system, if any, upon which shares of the Common Stock are then listed (subject to official notice of issuance) and shall maintain, so long as any other shares of the Common Stock shall be so listed, such listing of all Registrable Securities from time to time issuable under the terms of the Transaction Documents. The Company shall use its bests efforts to maintain the Common Stock's authorization for quotation on the Nasdaq National Market, Nasdaq Small-Cap Market, The New York Stock Exchange, Inc. or The American Stock Exchange, Inc., (as applicable, the "Principal Market"). Neither the Company
                                     ----------------
nor any of its Subsidiaries shall take any action which would be reasonably expected to result in the delisting or suspension of the Common Stock on the Principal Market. The Company shall promptly, but in no event later than the public disclosure of such information, provide to each Buyer copies of any notices it receives from the Principal Market regarding the continued eligibility of the Common

Stock for listing on such automated quotation system or securities exchange. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4(f).

          (g) Reservation of Shares.  The Company shall take all action
              ---------------------
necessary to at all times have authorized, and reserved for the purpose of issuance, no less than 100% of the number of shares of Common Stock needed to provide for the issuance of Conversion Shares upon conversion of the outstanding Notes and Warrant Shares upon exercise of the outstanding Warrants.

          (h)  [Omitted]

          (i) Limitation on Filing Registration Statements.  The Company shall
              --------------------------------------------
not file a registration statement (other than the Registration Statement (as defined in the Registration Rights Agreement) or a registration statement on Form S-8 or a registration statement concerning any equity line or similar transaction from any financial institution entered into by the Company within thirty (30) calendar days following the Closing Date) covering the sale or resale of shares of the Common Stock with the SEC during the period beginning on the date hereof and ending on the date which is 90 days after the Registration Statement has been declared effective by the SEC.

          (j) Independent Auditors.  The Company shall, until at least three (3)
              --------------------
years after the Closing Date, maintain as its independent auditors an accounting firm authorized to practice before the SEC.

     5.   TRANSFER AGENT INSTRUCTIONS.
          ---------------------------

          The Company shall issue irrevocable instructions to the Transfer Agent, and any subsequent transfer agent, substantially in the form of Exhibit C
                                                                       ---------
hereto (the "Transfer Agent Instructions") and use its best efforts, without
             ---------------------------
incurring additional fees, to obtain the Transfer Agent's agreement thereto. Prior to registration of the Conversion Shares and the Warrant Shares under the 1933 Act, all such certificates shall bear the restrictive legend specified in
Section 2(g) of this Agreement. The Company warrants that no instruction other than the Transfer Agent Instructions referred to in this Section 5, and stop transfer instructions to give effect to Section 2(f) hereof will be given by the Company to its Transfer Agent and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Registration Rights Agreement. Nothing in this Section 5 shall affect in any way each Buyer's obligations and agreements set forth in Section 2(g) to comply with all applicable prospectus delivery requirements, if any, upon resale of the Securities. If a Buyer provides the Company with an opinion of counsel, in a generally acceptable form, to the effect that a public sale, assignment or transfer of the Securities may be made without registration under the 1933 Act or the Buyer provides the Company with reasonable assurances that the Securities can be sold pursuant to Rule 144 without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold, the Company shall permit the transfer, and, promptly instruct its Transfer Agent to issue one or more certificates in such name and in such denominations as specified by such Buyer and without any restrictive legend. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyers by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 5, that the Buyers shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

     6.   CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.
          ----------------------------------------------

          The obligation of the Company hereunder to issue and sell the Notes and the Warrants to each Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion by providing each Buyer with prior written notice thereof:

          (a) Representations and Warranties.  The representations and
              ------------------------------
warranties of each of the Buyers contained in Section 2 hereof shall be true and correct at and as of the date of this Agreement and the Closing Date (except for representations and warranties that speak as of a specific date) as if made at and as of such date.

          (b) Compliance with this Agreement.  Each of the Buyers, severally but
              ------------------------------
not jointly, shall have performed and complied with all of its agreements and conditions contained in this Agreement that are required to be performed or complied with by such Buyer on or before the Closing Date.


     7.   CONDITIONS TO EACH BUYER'S OBLIGATION TO PURCHASE.
          -------------------------------------------------

          The obligation of each Buyer hereunder to purchase the Notes and the Warrants at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for each Buyer's sole benefit and may be waived by such Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

          (a) Representations and Warranties.  The representations and
              ------------------------------
warranties of the Company contained in Section 3 hereof shall be true and correct in all material respects at and as of the date of this Agreement and the Closing Date (except for representations and warranties that speak as of a specific date) as if made at and as of such date, and the Buyers shall have received at the Closing a certificate to the foregoing effect, dated the Closing Date, and executed by the President and Chief Executive Officer or Chief Financial Officer of the Company.

          (b)  Compliance with this Agreement.  The Company shall have performed
               ------------------------------
and complied in all material respects with all of its agreements and conditions contained in this Agreement that are required to be performed or complied with by the Company on or before the Closing Date, and the Buyers shall have received at the Closing a certificate to the foregoing effect, dated the Closing Date, and executed by the President and Chief Executive Officer or Chief Financial Officer of the Company.

          (c)  Secretary's Certificates.  The Buyers shall have received a
               ------------------------
certificate from the Company, dated the Closing Date and signed by the Secretary or an Assistant Secretary of the Company, certifying (a) that the attached copies of resolutions of the Board of Directors of the Company approving the Transaction Documents to which the Company is a party and the transactions contemplated thereby are all true, complete and correct and remain unamended and in full force and effect, and (b) the incumbency and specimen signature of each officer of the Company, executing any other Transaction Document to which the Company is a party or any other document delivered in connection with this Agreement and the Transaction Documents on behalf of the Company.

          (d) Registration Rights Agreement.  The Company shall have executed
              -----------------------------
and delivered the Registration Rights Agreement (the "Registration Rights
                                                      -------------------
Agreement") in substantially the form of Exhibit D attached hereto.
---------

          (e) Opinion of Counsel.  The Buyers shall have received an opinion of
              ------------------
Jackson Walker L.L.P., outside counsel to the Company, dated as of the Closing Date, relating to the transactions contemplated by or referred to in this Agreement, in form and substance acceptable to the Buyers.

          (f) Approval of Buyer's Counsel.  All actions and proceedings under
              ---------------------------
this Agreement and all agreements, schedules, exhibits, certificates, financial information, filings and other documents required to be delivered by the Company under this Agreement or in connection with the consummation of the transactions contemplated by this Agreement, and all other related matters, shall have been in form and substance acceptable to the respective counsel of the Buyers, in their reasonable judgment (including the opinion of counsel referred to in Section 7(e).

          (g) No Litigation.  No action, suit or proceeding before any court or
              -------------
any governmental authority shall have been commenced or threatened, no investigation by any governmental authority shall have been commenced and no action, suit or proceeding by any governmental authority shall have been threatened against the Buyers or the Company (i) seeking to restrain, prevent or change the transactions contemplated by this Agreement or questioning the validity or legality of any of such transactions, or (ii) which would, if resolved adversely to the Buyers or the Company, severally or in the aggregate, have a Material Adverse Effect.

          (h) Buyers' Fees and Expenses.  Subject to Section 11(l) below, at
              -------------------------
Closing, the Company shall reimburse the Buyers for the Buyers' attorneys' fees and expenses (in an amount not to exceed $10,000.00) incurred by the Buyers concerning the due diligence review of the contemplated transactions and the Company, and the negotiation and preparation of the Transaction Documents and the consummation of the transactions contemplated thereby; provided, however,
                                                           --------
that the Buyers may elect, in their sole discretion, to effect such reimbursement by deducting such costs and expenses from the Purchase Price prior to making such payment to the Company.

     8.   INDEMNIFICATION.
          ---------------

          In consideration of each Buyer's execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company's other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless each Buyer and each other holder of the Securities and all of their stockholders, officers, directors, employees and direct or indirect investors and any of the foregoing person's partners, members, managers, agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the

"Indemnitees") from and against any and all actions, causes of action, suits,
 -----------
claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"),
                                                   -----------------------
incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, or
(c) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

     9.   [Omitted]

     10.  [Omitted]

     11.  GOVERNING LAW; MISCELLANEOUS.
          ----------------------------

          (a) Governing Law; Jurisdiction; Jury Trial.  This Agreement shall be
              ---------------------------------------
governed by and construed in all respects by the internal laws of the State of Texas (except for the proper application of the United States federal securities laws), without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Texas or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Texas. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the City of Dallas. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

          (b) Counterparts.  This Agreement may be executed in two or more
              ------------
identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

          (c) Headings.  The headings of this Agreement are for convenience of
              --------
reference and shall not form part of, or affect the interpretation of, this Agreement.

          (d) Severability.  If any provision of this Agreement shall be invalid
              ------------
or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

          (e) Entire Agreement; Amendments.  This Agreement supersedes all other
              ----------------------------
prior oral or written agreements between the Buyers, the Company, their affiliates and persons acting on their behalf with respect to the Securities and the matters provided for herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Buyers owning at such time at least two-thirds of the Conversion Shares issued or issuable upon conversion of the Notes, and at least two-thirds of the Warrant Shares issued or issuable upon exercise of the Warrants, and no provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought.

          (f) Notices.  Any notices, consents, waivers or other communications
              -------
required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

     If to the Company:

        Data Race, Inc.
        6509 Windcrest Drive, Suite 120
        Plano, Texas 75024
        Telephone:  (972) 205-4005
        Facsimile:  (210) 558-0356
        Attention:  James G. Scogin

     With a copy to:

        Jackson Walker LLP
        901 Main Street, Suite 6000
        Dallas, Texas 75202
        Telephone:   (214) 953 - 5801
        Facsimile:   (214) 953 - 5736
        Attention:   James S. Ryan, III, Esq.

     If to the Transfer Agent:

        Chase Mellon Shareholder Services, L.L.P.
        2323 Bryan St., Suite 2300
        Dallas, TX 75201
        Telephone:  (214) 965-2236
        Facsimile:  (214) 965-2233
        Attention:  Mona Vorhees

If to a Buyer, to it at the address and facsimile number set forth on Schedule 1
                                                                      ----------
with copies to such Buyer's representatives as set forth on Schedule 1, or at
                                                            ----------
such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party five days prior to the effectiveness of such change.

          (g) Successors and Assigns.  This Agreement shall be binding upon and
              ----------------------
inure to the benefit of the parties and their respective successors and assigns, including any purchasers of any of the Securities from Buyers in a transaction not involving a public offering. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Buyers owning at such time at least two-thirds of the Conversion Shares issued or issuable upon conversion of the Notes and at least two-thirds of the Warrant Shares issued or issuable upon exercise of the Warrants. A Buyer may assign some or all of its rights hereunder without the consent of the Company, provided, however, that any such assignment shall not release such Buyer from its obligations hereunder unless such obligations are assumed by such assignee and the Company has consented to such assignment and assumption.

          (h) No Third Party Beneficiaries.  This Agreement is intended for the
              ----------------------------
benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

          (i) Survival.  Unless this Agreement is terminated under Section
              --------
11(l), the agreements and covenants set forth in Sections 4, 5 and 11, and the indemnification provisions set forth in Section 8 shall survive the Closing. Each Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

          (j)  [Omitted]

          (k) Further Assurances.  Each party shall do and perform, or cause to
              ------------------
be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

          (l) Termination.  In the event that the Closing shall not have
              -----------
occurred with respect to a Buyer on or before three (3) Business Days from the date hereof due to the Company's or such Buyer's failure to satisfy the conditions set forth in Sections 6 and 7 above (and the nonbreaching party's failure to waive such unsatisfied condition(s)), the nonbreaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party; provided, however, that if this Agreement is terminated pursuant to this Section 11(l), the Company shall remain obligated to reimburse the nonbreaching Buyers for the expenses described in Section 7(h) above.

          (m) Placement Agent.  The Company acknowledges that it has not engaged
              ---------------
any party, person or entity as placement agent in connection with the sale of the Notes and the Warrants. The Company shall be responsible for the payment of any placement agent's fees or broker's commissions relating to or arising out of the transactions contemplated hereby. The Company shall pay, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, attorneys' fees and out of pocket expenses) arising in connection with any such claim.

          (n) No Strict Construction.  The language used in this Agreement will
              ----------------------
be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

          (o) Remedies.  Each Buyer and each holder of the Securities shall have
              --------
all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

          (p) Payment Set Aside.  To the extent that the Company makes a payment
              -----------------
or payments to the Buyers hereunder or pursuant to the Transaction Documents or the Buyers enforce or exercise their rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

                            [Signature Page Follows]

     IN WITNESS WHEREOF, the Buyers and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first written above.

COMPANY:                            BUYERS:

DATA RACE, INC.                     FIRST CAPITAL GROUP OF TEXAS II, L.P.
                                    By:  First Capital Group Investment,
                                        Partners LP, its General Partner
                                      By:  First Capital Group Management
                                            Company, LP, its General Partner

By:                                       By:
   ------------------------------------      -----------------------------------
   James G. Scogin, Vice President, CFO      Jeffrey P. Blanchard,
                                             Managing Partner

                                    ICN Capital Ltd.

                                    By:__________________, its __________


                                    By:
                                       ----------------------------
                                    Name:
                                         --------------------------
                                    Title:
                                          -------------------------

                                   EXHIBITS
                                   --------

Exhibit A-1    Form of Note
Exhibit A-2    Form of Security Agreement
Exhibit B      Form of Warrant Certificate
Exhibit C      Form of Transfer Agent Instructions
Exhibit D      Form of Registration Rights Agreement



                                   SCHEDULES
                                   ---------

Schedule 1     List of Buyers
Schedule 3(a)  Organization and Qualification
Schedule 3(d)  No Conflicts
Schedule 3(g)  Absence of Litigation
Schedule 3(i)  Company Press Release

                                  EXHIBIT A-1
                                  -----------

                                  FORM OF NOTE
                                  ------------

                                 [see attached]

                                  EXHIBIT A-2
                                  -----------

                           FORM OF SECURITY AGREEMENT
                           --------------------------

                                 [see attached]

                                   EXHIBIT B
                                   ---------

                          FORM OF WARRANT CERTIFICATE
                          ---------------------------

                                 [see attached]

                                   EXHIBIT C
                                   ---------

                          TRANSFER AGENT INSTRUCTIONS
                          ---------------------------

                                 [see attached]

                                   EXHIBIT D
                                   ---------

                     FORM OF REGISTRATION RIGHTS AGREEMENT
                     -------------------------------------

                                 [see attached]

                           SCHEDULE 1: LIST OF BUYERS
                           --------------------------


                                                                        Principal Amount    Number of
                                                          Purchase         of Notes           Warrant
Buyer                   Contact Information              Price                               Shares   Legal Representative
------------------------------------------------------------------------------------------------------------------------------------
First Capital Group of  750 E. Mulberry, Suite 305       $350,833.33      $350,000           833,333  Cox & Smith Incorporated
Texas II, L.P.          San Antonio, TX 78212                                                         112 E. Pecan Street,
                        Attention:  Jeffrey P.                                                        Suite 1800
                        Blanchard                                                                     San Antonio, TX  78205
                        (p) 210-736-4233                                                              Attention: Dan G. Webster, III
                        (f) 210-736-5449                                                              (p) 210-554-5253
                                                                                                      (f) 210-226-8395
------------------------------------------------------------------------------------------------------------------------------------
ICN Capital Ltd.        19 Mount Havelock                $350,833.33      $350,000           833,333  Tony Ribaudo
                        Douglas, Isle of Man                                                          Strategic Investment
                        United Kingdom                                                                Counsel, LLC
                        1M1 2QG                                                                       666 Dundee Road, Suite 1901
                        Attn: Ann Nicholson                                                           Northbrook, Illinois 60062
                        (p)011-44-1624-623911                                                         (p) 847.564.9293
                        (f)011-44-1624-677313                                                         (f)  847.564.5497
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                                    $701,666.66      $700,000         1,666,666
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

                                 Schedule 3(a)
                                 -------------

The Company has a dormant subsidiary, organized under the laws of the United Kingdom, that is not in good standing.

                                 Schedule 3(d)
                                 -------------

  The Company does not meet the requirements of the NASDAQ National Market because its Common Stock has traded at a price less than $1.00 for over 30 consecutive days.

                                  Schedule 3(g)
                                 --------------

  The Company represents that it has received letters dated October 13, 2000, November 13, 2000, December 20, 2000, January 11, 2001 and February 12, 2001 from Robert Plotkin indicating possible litigation against the Company by such party; such letters have been provided by the Company to counsel to the Buyers prior to the Closing Date.

                                 Schedule 3(i)
                                 -------------

Shortly following funding, the Company will issue a press release disclosing:

(i)    Third quarter results;
(ii)   The consummation of the transaction contemplated by this Agreement;
(iii) Receipt of a letter from the NASDAQ National Market regarding potential delisting; and
(iv)   A possible transaction between the Company and Global Media Management,
       LLC.